UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant   |X|

Filed by a party other than the Registrant   |_|

Check the appropriate box:

|_|	Preliminary Proxy Statement
|_|	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|	Definitive Proxy Statement
|X|	Definitive Additional Materials
|_|	Soliciting Material Pursuant to §240.14a-12

Anaren, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|	No fee required
|_|	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1)	Title of each class of securities to which transaction applies:_____________________________________
(2)	Aggregate number of securities to which transaction applies:_____________________________________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):____________
(4)	Proposed maximum aggregate value of transaction:_____________________________________________
(5)	Total fee paid:_________________________________________________________________________
|_|	Fee paid previously with preliminary materials.
|_|	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:_______________________________________________________________
(2)	Form, Schedule or Registration Statement No.:_______________________________________________
(3)	Filing Party:_________________________________________________________________________
(4)	Date Filed:__________________________________________________________________________

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

ANAREN, INC.

To Be Held On:

November 3, 2010 at 4:30 p.m.

Anaren Ceramics, Inc., 27 Northwestern Drive, Salem, New Hampshire 03079

Shareholders of record as of the Record Date are encouraged and invited to attend the 2010 Annual Meeting of Shareholders. Directions to attend the Annual Meeting where you may vote in person can be found on our website at http://investor.anaren.com/financials.cfm. This Notice also constitutes notice of the 2010 Annual Meeting of Shareholders of the Company.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The record date for the Annual Meeting is September 10, 2010 (the “Record Date”). Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 10/22/10.

Please visit http://investor.anaren.com/financials.cfm, where the following materials are available for view:

• Notice of Annual Meeting of Shareholders • The Company’s 2010 Proxy Statement • The Company’s 2010 Form of Electronic Proxy Card • Annual Report to Shareholders for the year ended June 30, 2010

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
You will have the opportunity to make a request to receive paper copies of all future meetings or only for the 2010 Annual Meeting of Shareholders.

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.
TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.
MAIL: You may request a card by following the instructions above.

The Board of Directors recommend a vote “FOR” the following proposals.

1. ELECTION OF DIRECTORS	2.	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
NOMINEES:
Patricia T. Civil
Matthew S. Robison
John Smucker
Louis J. DeSantis	In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

Please note that you cannot use this notice to vote by mail.